File Nos. 33-12381 & 811-5047

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec. 240.14a-12

                            TAX-FREE FUND OF COLORADO
               (Exact Name of Registrant as Specified in Charter)

                         380 Madison Avenue, Suite 2300
                            New York, New York 10017
                    (Address of Principal Executive Offices)

                                 (212) 697-6666
                         (Registrant's Telephone Number)

               Payment of Filing Fee (Check the appropriate box):

[X] No fee required

Important Notice
Please Read Immediately

                                    Aquilasm
                                 Group of Funds


                            Tax-Free Fund of Colorado
               380 Madison Avenue, Suite 2300, New York, NY 10017

                           Notice of Annual Meeting of
                             Shareholders to Be Held
                                 on March 10, 2005


To Shareholders of the Fund:

The purpose of this Notice is to advise you that an Annual Meeting of the Shareholders of Tax-Free Fund of Colorado (the "Fund"), will be held:

Place:       (a)    Hyatt Regency Denver Tech Center
                    7800 East Tufts Avenue
                    Denver, Colorado;

Time:        (b)    on Thursday, March 10, 2005
                    at 10:00 a.m. Mountain Standard Time;

Purposes:    (c)    for the following purposes:

                    (i) to elect seven Trustees; each Trustee elected will hold office until the next annual meeting of the Fund's shareholders or until his or her successor is duly elected (Proposal No. 1);

                    (ii) to ratify (that is, to approve) or reject the selection of KPMG LLP as the Fund's independent registered public accounting firm for the fiscal year ending December 31, 2005 (Proposal No. 2);

                    (iii) to act upon a proposed Sub-Advisory Agreement
                         (Proposal No. 3); and

                    (iv) to act upon any other matters which may properly come before the Meeting at the scheduled time and place or any adjourned meeting or meetings.

Who Can
Vote What
Shares:           (d)      To vote at the Meeting, you must have been a
                           shareholder on the Fund's records at the close of business on December 15, 2004 (the "record date").
                           Also, the number of shares of each of the Fund's outstanding classes of shares that you held at that time and the respective net asset values of each class of shares at that time determine the number of votes you may cast at the Meeting (or any adjourned meeting or meetings).


                                            By order of the Board of Trustees,

                                            EDWARD M. W. HINES
                                            Secretary





January 27, 2005

Please Note:

If you do not expect to attend the Meeting, please vote by any of three ways: by telephone, by the Internet or by completing the enclosed proxy card and returning it in the accompanying stamped envelope. To avoid unnecessary expense to the Fund, we request your cooperation in voting no matter how large or small your holding may be.

                            Tax-Free Fund of Colorado
            380 Madison Avenue, Suite 2300, New York, New York 10017
                                 Proxy Statement

                                  Introduction

     The purpose of the Notice preceding this Proxy Statement is to advise you of the time, place and purposes of an Annual Meeting of the Shareholders of Tax-Free Fund of Colorado (the "Fund"). The purpose of this Proxy Statement is to give you information on which you may base your decisions as to the choices, if any, you make in voting.

     The Fund's Manager (the "Manager") is Aquila Investment Management LLC, 380 Madison Avenue, Suite 2300, New York, NY 10017, a subsidiary of the Fund's founder, Aquila Management Corporation. The Fund's principal underwriter (the "Distributor") is Aquila Distributors, Inc., 380 Madison Avenue, Suite 2300, New York, NY 10017. The Fund's Investment Sub-Adviser (the "Sub-Adviser") is Kirkpatrick Pettis Capital Management, Inc., 1600 Broadway, Denver, Colorado 80202.

     A copy of the Fund's most recent annual report will be sent to you without charge upon written request to the Distributor, at the above address, or by calling 800-437-1020 toll-free or 212-697-6666.

     This Notice and Proxy Statement are first being mailed on or about January 27, 2005.

     You should read this Proxy Statement prior to voting. If your shares are registered in the name of your broker or someone other than yourself, you may authorize that person to vote your shares. If your shares are registered in your name, then you may vote in one of three ways:


        (1) Proxy Card

     The enclosed proxy card authorizes the persons named (or their substitutes) to vote your shares; the Fund calls these persons the "proxy holders." As to the election of Trustees you may authorize the proxy holders to vote your shares for the entire slate indicated below by marking the appropriate box on the proxy card or by merely signing and returning your proxy card with no instructions. Or you may withhold the authority of the proxy holders to vote on the election of Trustees by marking the appropriate box. Also, you may withhold that authority as to any particular nominee by following the instructions on the proxy card.

     As to the other matters listed on the proxy card, you may direct the proxy holders to vote your shares on this proposal by marking the appropriate box "For" or "Against" or instruct them not to vote your shares on the proposal by marking the "Abstain" box. If you return your signed proxy card and do not mark a box on the proposal, the proxy holders will vote your shares for that proposal.

        (2) Telephone Voting

     To vote your shares by telephone, call the toll-free number on your proxy card. You will be prompted to enter the control number on your proxy card. Follow the recorded instructions using your proxy card as a guide. If you vote by phone, you need not return the proxy card by mail.

        (3) Internet Voting

     To vote your shares by the Internet, please contact the Fund at the Internet address shown on your proxy card. You will be prompted to enter the control number on your proxy card. Follow the instructions on the screen, using your proxy card as a guide. If you vote by the Internet, you need not return the proxy card by mail.

         General Information

     You may end the power of the proxy holders to vote your shares by: (i) so notifying the Fund in writing; (ii) signing a new and different proxy card (if the Fund receives it before the old one is used); (iii) voting your shares at the meeting in person or by your duly appointed agent; or (iv) calling the toll free number provided or contacting the Fund's Internet address, both of which are detailed on your proxy card, entering your control number and revoking your previous vote.

     Proxies for shares held by brokers in "street name" and not voted or marked as abstentions will be counted for purposes of determining a quorum. They will be counted as present in determining voting results, which will have the same effect as negative votes.

     The Fund is sending you this Notice and Proxy Statement in connection with the solicitation by its Trustees of proxies to be used at the Annual Meeting to be held at the time and place and for the purposes indicated in the Notice or any adjourned meeting or meetings. Whenever it is stated in this Proxy Statement that a matter is to be acted on at the Meeting, this means the Meeting held at the scheduled time or any adjourned meeting or meetings.

     The Fund pays the costs of the solicitation. Proxies are being solicited by the use of the mails; they may also be solicited by telephone, facsimile and personal interviews. Brokerage firms, banks and others may be requested to forward this Notice and Proxy Statement to beneficial owners of the Fund's shares so that these owners may authorize the voting of their shares. The Fund will pay these firms their out-of-pocket expenses for doing so.

     On the record date, the Fund had three classes of shares outstanding. All shareholders of the Fund are entitled to vote at the meeting. Each shareholder on the record date is entitled to one vote for each dollar (and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the record date) represented by full and fractional shares of any class held on the record date. On the record date, the net asset value per share of each of the Fund's outstanding classes of shares was as follows: Class A Shares, $10.73; Class C Shares, $10.71; and Class Y Shares, $10.76. The meeting is expected to act only upon matters that affect the Fund as a whole: the election of Trustees, the selection of an independent registered public accounting firm and action on a proposed Sub-Advisory Agreement. On matters that affect the Fund as a whole, all shareholders of the Fund, including the shareholders of all classes of shares of the Fund, are entitled to vote at the meeting.

     On the record date, the total number of shares outstanding for each class of shares was as follows: Class A Shares, 21,201,209; Class C Shares, 1,439,551; and Class Y Shares, 1,470,896.

     On the record date, the following holders held 5% or more of a class of the Fund's outstanding shares. On the basis of information received from the institutional holders the Fund's management believes that all of the shares indicated are held by them for the benefit of clients.


 Name and address                 Number of shares            Percent of Class

Merrill Lynch Pierce Fenner
 & Smith Inc.                   312,905 Class C Shares          21.74%
FBO its Customers               197,242 Class Y Shares          13.41%
4800 Deer Lake Drive East
Jacksonville, FL 32246

Armstrong Ventures LLC          538,497 Class Y Shares          36.61%
700 17th Street, Suite 1400
Denver, CO

Alpine Trust & Asset
Management                      377,474 Class Y Shares          25.66%
225 N. Fifth Street
Grand Junction, CO 81501

Additional 5% Shareholders

     The Fund's management is not aware of any other person beneficially owning more than 5% of any class of its outstanding shares as of such date.

                              Election of Trustees
                                (Proposal No. 1)

     At the Meeting, seven Trustees are to be elected. Each Trustee elected will serve until the next annual meeting or until his or her successor is duly elected. The nominees selected by the Trustees are named in the table below. See "Introduction" above for information as to how you can vote your shares in the election of Trustees.

     The following material includes information about each nominee and each officer of the Fund. All shares of the Fund listed as owned by the Trustees are Class A Shares unless indicated otherwise. All of the nominees are presently Trustees and were elected by the shareholders in May 2004. All nominees have consented to serve if elected.



Trustees(1)
and Officers
                                                                        Number of
                         Positions Held                                 Portfolios in
                         with                                           Fund Complex
                         Fund                                           Overseen by
Name, Address(2) and     and Length of     Principal Occupation(s)      Trustee (4)     Other Directorships
Date of Birth            Service(3)        During Past 5 Years                           Held by Trustee

Interested Trustees(5)

Diana P. Herrmann         Trustee since    Vice Chair and Chief Executive     10                   None
New York, NY              2000 and         Officer of Aquila Management
(02/25/58)                President        Corporation, Founder of the
                          since 1999       Aquilasm Group of Funds(6) and
                                           parent of Aquila Investment
                                           Management LLC, Manager since
                                           2004, President and Chief
                                           Operating Officer since 1997, a
                                           Director since 1984, Secretary
                                           since 1986 and previously its
                                           Executive Vice President, Senior
                                           Vice President or Vice
                                           President, 1986-1997; Chief
                                           Executive Officer and Vice Chair
                                           since 2004 and President, Chief
                                           Operating Officer and Manager of
                                           the Manager since 2003;
                                           President, Executive Vice
                                           President or Senior Vice
                                           President of funds in the
                                           Aquilasm Group of Funds since
                                           1986; Director of the
                                           Distributor since 1997; trustee,
                                           Reserve Money-Market Funds,
                                           1999-2000 and Reserve Private
                                           Equity Series, 1998-2000;
                                           Governor, Investment Company
                                           Institute (2004) and head of its
                                           Small Funds Committee since
                                           2004; active in charitable and
                                           volunteer organizations.

Non-Interested
Trustees

Anne J. Mills             Chair of Board   President, Loring Consulting       4                   None
Castle Rock, CO           of Trustees      Company since 2001; Vice
(12/23/38)                since 2005 and   President for Business Affairs,
                          Trustee since    Ottawa University, 1992-2001;
                          1987             IBM Corporation, 1965-1991;
                                           Budget Review Officer, the
                                           American Baptist Churches/USA,
                                           1994-1997; director, the
                                           American Baptist Foundation;
                                           Trustee, Ottawa University; and
                                           Trustee Emerita, Brown
                                           University.

Tucker Hart Adams         Trustee since    President, The Adams Group,        2      Director, Touch America,
Colorado Springs,         1989             Inc., an economic consulting              Colorado Health Facilities
CO                                         firm, since 1989; formerly Chief          Authority and Mortgage
(01/11/38)                                 Economist, United Banks of                Analysis Computer Corp.
                                           Colorado; currently or formerly
                                           active with numerous
                                           professional and community
                                           organizations.

Thomas A.                Trustee since     Vice President of Robinson,        2                  None
Christopher              2004              Hughes & Christopher, C.P.A.s,
Danville, KY                               P.S.C., since 1977; President, A
(12/19/47)                                 Good Place for Fun, Inc., a
                                           sports facility, since 1987.

Gary C. Cornia            Trustee since    Director, Romney Institute of      4                  None
Orem, UT                  2000             Public Management, Marriott
(06/24/48)                                 School of Management, Brigham
                                           Young University, 2004 -
                                           present; Professor, Marriott
                                           School of Management, 1980 -
                                           present; Past President, the
                                           National Tax Association; Chair
                                           of the Executive Committee, the
                                           International Center for Land
                                           Policy Studies and Training
                                           Institute, Taipei, Taiwan;
                                           formerly Senior Visiting Fellow,
                                           Lincoln Institute of Land
                                           Policy, 2002-2003; Associate
                                           Dean, Marriott School of
                                           Management, Brigham Young
                                           University, 1991-2000; Chair,
                                           Utah Governor's Tax Review
                                           Committee, 1993-2002; member,
                                           Governor's Tax Review Committee
                                           since 2003; Faculty Associate,
                                           the Land Reform Training
                                           Institute, Taipei, Taiwan and
                                           The Lincoln Institute of Land
                                           Policy, Cambridge, Massachusetts.

John C. Lucking           Trustee          President, Econ-Linc, an           3      Director, Sanu Resources
Phoenix, AZ               since 2000       economic consulting firm, since
(05/20/43)                                 1995; formerly Consulting
                                           Economist, Bank One Arizona and
                                           Chief Economist, Valley National
                                           Bank; member, Arizona's Joint
                                           Legislative Budget Committee
                                           Economic Advisory Panel and the
                                           Western Blue Chip Economic
                                           Forecast Panel; Board, Northern
                                           Arizona University Foundation
                                           since 1997; member, various
                                           historical, civic and economic
                                           associations.

J. William Weeks          Trustee since    Retired; limited partner and       2                  None
Palm Beach, FL            1995             investor in various real estate
(06/22/27)                                 partnerships since 1988;
                                           formerly Senior Vice President
                                           or Vice President of the Aquila
                                           Bond Funds; and Vice President
                                           of the Distributor.

Officers

Charles E.                Executive Vice   Executive Vice President of all    N/A                N/A
Childs, III               President        funds in the Aquilasm Group of
New York, NY              since 2004       Funds and the Manager since
(04/01/57)                                 2003; Senior Vice President,
                                           corporate development, formerly
                                           Vice President, Assistant Vice
                                           President and Associate of the
                                           Manager's parent since 1987;
                                           Senior Vice President, Vice
                                           President or Assistant Vice
                                           President of the Aquila
                                           Money-Market Funds, 1988-2003.

Stephen J. Caridi         Senior Vice      Vice President of the              N/A                 N/A
New York, NY (05/06/61)   President        Distributor since 1995; Vice
                          since 2004       President, Hawaiian Tax-Free
                                           Trust since 1998; Senior Vice
                                           President, Narragansett Insured
                                           Tax-Free Income Fund since 1998,
                                           Vice President 1996-1997; Senior
                                           Vice President, Tax-Free Fund of
                                           Colorado since 2004; Assistant
                                           Vice President, Tax-Free Fund
                                           For Utah since 1993.

James M. McCullough       Senior Vice      Senior Vice President or Vice      N/A                 N/A
Portland, OR (06/11/45)   President        President of Aquila Rocky
                          since 1999       Mountain Equity Fund and four
                                           Aquila Bond Funds; Senior Vice
                                           President of the Distributor
                                           since 2000; Director of Fixed
                                           Income Institutional Sales, CIBC
                                           Oppenheimer & Co. Inc., Seattle,
                                           WA, 1995-1999.

Jerry G. McGrew           Senior Vice      President of the Distributor       N/A                 N/A
New York, NY (06/18/44)   President        since 1998, Registered Principal
                          since 1997       since 1993, Senior Vice
                                           President, 1997-1998 and Vice
                                           President, 1993-1997; Senior
                                           Vice President, Aquila Rocky
                                           Mountain Equity Fund and five
                                           Aquila Bond Funds since 1995;
                                           Vice President, Churchill Cash
                                           Reserves Trust, 1995-2001.

Emily T. Rae              Vice President   Vice President of Aquila Rocky     N/A                 N/A
Aurora, CO                since 2002       Mountain Equity Fund and
(03/02/74)                                 Tax-Free Fund of Colorado since
                                           2002; investment analyst,
                                           Colorado State Bank and Trust,
                                           2001-02; financial analyst, J.P.
                                           Morgan, 2000-01, senior
                                           registered associate,
                                           Kirkpatrick Pettis, 1998-2000;
                                           registered associate, FBS
                                           Investments (now U.S. Bancorp
                                           Piper Jaffray), 1997-98.

John T. Volk              Assistant Vice   Marketing representative for the   N/A                 N/A
New York, NY              President        Distributor since 1998; mutual
(04/15/71)                since 2002       fund services representative ,
                                           Prudential Securities, 1996-98.

Robert W. Anderson        Chief            Chief Compliance Officer of the    N/A                 N/A
New York, NY (08/23/40)   Compliance       Fund, the Manager and the
                          Officer since    Distributor since 2004,
                          2004 and         Compliance Officer of the
                          Assistant        Manager or its predecessor and
                          Secretary        current parent since 1998 and
                          since 2000       Assistant Secretary of the
                                           Aquilasm Group of Funds since
                                           2000; Consultant, The Wadsworth
                                           Group, 1995-1998.

Joseph P. DiMaggio        Chief            Chief Financial Officer of the     N/A                 N/A
New York, NY              Financial        Aquilasm Group of Funds since
(11/06/56)                Officer since    2003 and Treasurer since 2000;
                          2003 and         Controller, Van Eck Global
                          Treasurer        Funds, 1993-2000.
                          since 2000

Edward M. W. Hines        Secretary        Partner, Hollyer Brady Barrett &   N/A                 N/A
New York, NY              since 1987       Hines LLP, legal counsel to the
(12/16/39)                                 Fund, since 1989; Secretary of
                                           the Aquilasm Group of Funds.

John M. Herndon           Assistant        Assistant Secretary of the         N/A                 N/A
New York, NY (12/17/39)   Secretary        Aquilasm Group of Funds since
                          since 1995       1995 and Vice President of the
                                           three Aquila Money-Market Funds
                                           since 1990; Vice President of
                                           the Manager or its predecessor
                                           and current parent since 1990.

Lori A. Vindigni         Assistant         Assistant Treasurer of the         N/A                 N/A
New York, NY             Treasurer since   Aquilasm Group of Funds since
(11/02/66)               2000              2000; Assistant Vice President
                                           of the Manager or its
                                           predecessor and current parent
                                           since 1998; Fund Accountant for
                                           the Aquilasm Group of Funds,
                                           1995-1998.
Trustee Emeritus
Lacy B. Herrmann (7)     Trustee           Founder and Chairman of the         6      Director or trustee, Pimco
New York, NY             Emeritus since    Board, Aquila Management                   Advisors VIT, Oppenheimer
(05/12/29)               2005; Founder,    Corporation, the sponsoring                Quest Value Funds Group,
                         Chairman of the   organization and parent of the             Oppenheimer Small Cap Value
                         Board of          Manager or Administrator and/or            Fund, Oppenheimer Midcap Fund,
                         Trustees          Adviser or Sub-Adviser to each             and Oppenheimer Rochester
                         1987-2004         fund of the Aquilasm Group of              Group of Funds.
                                           Funds, Chairman of the Manager or
                                           Administrator and/or Adviser or
                                           Sub-Adviser to each since 2004,
                                           and Founder, Chairman of the
                                           Board of Trustees, Trustee and
                                           (currently or until 1998)
                                           President of each since its
                                           establishment, beginning in 1984,
                                           except Chairman of the Board of
                                           Trustees of Hawaiian Tax-Free
                                           Trust, Pacific Capital Cash
                                           Assets Trust, Pacific Capital
                                           Tax-Free Cash Assets Trust and
                                           Pacific Capital U.S. Government
                                           Securities Cash Assets Trust
                                           through 2003, Trustee until 2004
                                           and Chairman of the Board,
                                           Emeritus since 2004; Director of
                                           the Distributor since 1981 and
                                           formerly Vice President or
                                           Secretary, 1981-1998; Trustee
                                           Emeritus, Brown University and
                                           the Hopkins School; active in
                                           university, school and charitable
                                           organizations.


(1)The Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-437-1020 (toll free).

(2) The mailing address of each Trustee and officer is c/oTax-Free Fund of Colorado, 380 Madison Avenue, New York, NY 10017.

(3) Each Trustee holds office until the next annual meeting of shareholders or until his or her successor is elected and qualifies. The term of office of each officer is one year.

(4) Does not include funds that are currently inactive.

(5) Ms. Herrmann is an interested person of the Trust as an officer of the Trust, as a director, officer and shareholder of the Manager's corporate parent, as an officer and Manager of the Manager, and as a shareholder and director of the Distributor.

(6) In this material Pacific Capital Cash Assets Trust, Pacific Capital U.S. Government Securities Cash Assets Trust and Pacific Capital Tax-Free Cash Assets Trust, each of which is a money-market fund, are called the "Aquila Money-Market Funds"; Hawaiian Tax-Free Trust, Tax-Free Trust of Arizona, Tax-Free Trust of Oregon, Tax-Free Fund of Colorado, Churchill Tax-Free Fund of Kentucky, Narragansett Insured Tax-Free Income Fund and Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund, are called the "Aquila Bond Funds"; Aquila Rocky Mountain Equity Fund is an equity fund; considered together, these 11 funds are called the "Aquilasm Group of Funds."

(7) A Trustee Emeritus may attend Trustee meetings but has no voting power.


                       Securities Holdings of the Trustees
                                 (as of 9/30/04)

Name of                                               Aggregate Dollar Range
Trustee                    Dollar Range of            Of Ownership in Aquilasm
                     Ownership in Tax-Free Fund of      Investment Companies
                             Colorado (1)              Overseen by Trustee (1)
Interested Trustees


Diana P. Herrmann                    B                           E


Non-interested Trustees

Anne J. Mills                        D                           D

Tucker H. Adams                      B                           B

Thomas A. Christopher                B                           C

Gary C. Cornia                       B                           D

John C. Lucking                      C                           C

J. William Weeks                     B                           C


(1)     A. None
         B. $1-$10,000
         C. $10,001-$50,000
         D. $50,001-$100,000
         E. over $100,000

     None of the non-interested Trustees or their immediate family members holds of record or beneficially any securities of the Manager or the Distributor.

     The Fund does not currently pay fees to any of the Fund's officers or to Trustees affiliated with the Manager or the Sub-Adviser. For its fiscal year ended December 31, 2004, the Fund paid a total of $___,___ in compensation and reimbursement of expenses to the Trustees. No other compensation or remuneration of any type, direct or contingent, was paid by the Fund to its Trustees.

     The Fund is one of the 11 funds in the Aquilasm Group of Funds, which consist of tax-free municipal bond funds, money-market funds and an equity fund. The following table lists the compensation of all nominees for Trustee who received compensation from the Fund or from other funds in the Aquilasm Group of Funds during the Fund's fiscal year. None of such Trustees has any pension or retirement benefits from the Fund or any of the other funds in the Aquila group.


                                    Compensation             Number of
                                    from all                 boards on
              Compensation          funds in the             which the
              from the              Aquilasm                 Trustee now
Name          Fund                  Group of Funds           serves

Anne J.
Mills             $_____            $______                   _

Tucker H.
Adams             $_____            $______                   _

Thomas A.
Christopher       $_____             $_____                   _

Gary C.
Cornia            $_____            $______                   _

John C.
Lucking           $_____            $______                   _

J. William
Weeks             $_____            $______                   _


     Class A Shares may be purchased without a sales charge by the Fund's Trustees and officers.

     The Fund's Manager is a wholly-owned subsidiary of Aquila Management Corporation ("AMC"), founder of each fund in the Aquilasm Group of Funds. As of December 31, 2004, these funds had aggregate assets of approximately $4.0 billion, of which approximately $2.5 billion consisted of assets of the tax-free municipal bond funds. AMC's address is the same as that of the Manager. AMC is controlled by Mr. Lacy B. Herrmann, through share ownership directly, through two trusts and by his wife. During the fiscal year ended December 31, 2004, the Fund paid $_________ in management fees.

     During the fiscal year ended December 31, 2004, $_______ was paid under
Part I of the Fund's Distribution Plan to Qualified Recipients with respect to the Class A Shares, of which $______ was retained by the Distributor. With respect to Class C Shares, during the same period, $_______ was paid under Part II of the Plan and $________ was paid under the Fund's Shareholder Services Plan. Of these total payments of $________, the Distributor retained $________. All of such payments were for compensation.

     The Distributor currently handles the distribution of the shares of the funds in the Aquilasm Group of Funds, including the Fund. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities. The shares of the Distributor are owned 24% by Diana P. Herrmann, 72% by Mr. Herrmann and other members of his immediate family and the balance by current employees of Aquila Investment Management LLC.


Other Information on Trustees

     The Trustees have appointed a standing Audit Committee consisting of all of the Trustees who are "independent" and are not "interested persons" of the Fund, as that term is defined in the 1940 Act. The members of the Audit Committee are Anne J. Mills, Tucker Hart Adams, Thomas A. Christopher, Gary C. Cornia, John C. Lucking and J. William Weeks. The Committee (i) selects the Fund's independent registered public accounting firm (subject to shareholder ratification); (ii) reviews the methods, scope and result of audits and the fees charged; and (iii) reviews the adequacy of the Fund's internal accounting procedures and controls. Selection of the independent registered public accounting firm is also ratified by the Board of Trustees. The Audit Committee held one meeting during the Fund's last fiscal year. The Board of Trustees has adopted a written charter for the Audit Committee.

     During the Fund's last fiscal year, the Board of Trustees held four meetings. Each current Trustee was present for at least 75% of the total number of Board meetings and Audit Committee meetings (if such Trustee was a member of that committee).

     The Fund's policy is that all Trustees who can do so attend the Annual Meeting.

     The Fund has a Nominating Committee, consisting of all the Independent Trustees. The charter of the Nominating Committee is available on the Fund's website at www.aquilafunds.com.

     Since the beginning of the Fund's most recently completed fiscal year, no Trustee purchased or sold any shares of any class of the Manager, Sub-Adviser or the parents or subsidiaries of either.

Vote Required

     To be elected, each nominee must receive the affirmative votes of a majority of the shares present.


                            Ratification or Rejection
                                 of Selection of
                   Independent Registered Public Accounting Firm
                                (Proposal No. 2)

     KPMG LLP ("KPMG"), which is currently serving as the Fund's independent registered public accounting firm, has been selected by the Fund's Audit Committee and ratified by the Board of Trustees, including a majority of the Independent Trustees, as the Fund's independent registered public accounting firm for the fiscal year ending December 31, 2005. Such selection is submitted to the shareholders for ratification or rejection.

     The following table represents fees for professional audit services rendered by KPMG for the audit of the Fund's annual financial statements for 2003 and 2004, and fees billed for other services rendered by KPMG.

                                             2003              2004

        Audit Fees:                        $20,100            ______

        Audit related fees                       0                __
                                            ______            ______
            Audit and audit related fees    20,100            ______

        Tax fees (1)                         6,792             _____

        All other fees                           0                __
                                            ______            ______
            Total fees                     $26,892            ______
                                            ______            ______

(1) Tax fees consisted of fees for tax consultation and tax compliance services.

     KPMG did not perform any services during the last fiscal year for the Fund's investment adviser (the Manager) or any entity controlling, controlled by or under common control with the Manager that provides services to the Fund.

     All audit and non-audit services performed by KPMG on behalf of the Fund or non-audit services performed on behalf of affiliated entities within the investment company complex where such engagement relates directly to the operations and financial reporting of the Fund are pre-approved by the Audit Committee. Services to be considered between meetings of the Committee are pre-approved by a selected member of the Committee in accordance with applicable regulations and subject to additional procedures established by the Committee.

     The Audit Committee has reviewed all services performed and fees charged by KPMG and has accepted KPMG's representation that it is independent in recommending re-appointment of it for the fiscal year ending December 31, 2005.

     KPMG has no direct or indirect financial interest in the Fund, the Manager or the Sub-Adviser. It is expected that representatives of KPMG will not be present at the meeting but will be available should any matter arise requiring their presence.

                                Consideration of
                           New Sub-Advisory Agreement
                                (Proposal No. 3)


     Proposal No. 3 seeks approval by the shareholders of a new Sub-Advisory Agreement between the Manager and KIRKPATRICK PETTIS CAPITAL MANAGEMENT, INC.("KPCM").

                     Background and Reasons for the Proposal

The Former Sub-Adviser

     From 1992 until December 31, 2004, the Fund's portfolio was managed by Kirkpatrick Pettis Investment Management, Inc. ("KPIM") and its predecessors, first as investment adviser and, since 1996, as sub-adviser. KPIM was a wholly-owned subsidiary of KFS Corporation ("KFS"), a wholly-owned subsidiary of Mutual of Omaha Insurance Company.

     Mr. Christopher Johns has been the Fund's portfolio manager since the Fund's inception in 1987. Mr. Johns is a Vice President of KPCM and was a Vice President of KPIM from 1992 through 2004. From 1984 through 1992, he was a portfolio manager at United Bank of Denver (now Wells Fargo, Denver) which acted as investment adviser to the Fund from its inception through 1992. He was formerly a portfolio manager of Toledo Trust Company. He holds the degree of BBA in Finance from the University of Cincinnati.

Sale of the Former Sub-Adviser

     In September 2004, KPIM informed the Fund that for its own business reasons, Mutual of Omaha had decided to sell KFS Corporation and its subsidiaries, including KPIM, to the Davidson Companies, Great Falls, Montana. The transaction took place on December 31, 2004.

Effect of the Transaction

     The former sub-advisory agreement between the Manager and KPIM provided that if it were to be assigned, it would immediately terminate. The sale described above is such an assignment and accordingly, the former sub-advisory agreement terminated upon the sale.

The New Sub-Advisory Agreement

     In anticipation of the sale, the Manager and the Board of Trustees negotiated and approved a New Sub-Advisory Agreement with KPCM, which was formerly a company affiliated with KPIM and is now a wholly-owned subsidiary of Davidson Investment Advisors, Inc., which is in turn a wholly-owned subsidiary of Davidson Companies. KPCM has a local office at 1600 Broadway, Denver, Colorado 80202.

     The New Sub-Advisory Agreement went into effect upon termination of the former sub-advisory agreement. If approved by the shareholders of the Fund, it will remain in effect until April 30, 2005, and will continue from year to year so long as it is re-approved annually by the Board of Trustees of the Fund. Without shareholder approval, it will terminate on May 31, 2005.

Description of the New Sub-Advisory Agreement

     The New Sub-Advisory Agreement is attached to this proxy statement. Except as described below, it is identical to the former sub-advisory agreement, including the same fee structure as the former sub-advisory agreement; there will be no change in fees paid by the Fund.

         The principal new features are as follows:

o It has a new provision under which KPCM agrees that portfolio management of the Fund will remain local.

o Another new provision provides that current portfolio management personnel will be retained; thus Mr. Christopher Johns will continue to manage the Fund's portfolio. The Credit Committee, with the addition of one Davidson Companies representative, remains the same.

o    The name "Kirkpatrick Pettis" will be retained for at least five years.

o No fund that competes with the Fund will be started by Davidson Companies for the duration of the agreement.

o Performance of all of these provisions as well as all of the other obligations of KPCM under the New Sub-Advisory Agreement is guaranteed by the Davidson Companies.

Description of Davidson Companies

     Davidson Companies is a holding company, based at 8 Third Street North, Great Falls, MT 59401, providing financial services to its customers throughout the nation from its locations in the Northern Rockies and Pacific Northwest. It has four wholly-owned subsidiaries, in addition to the companies it acquired from KFS: D.A. Davidson & Co., a securities broker-dealer; Davidson Investment Advisors, Inc., a portfolio management company; Davidson Travel, Inc., a travel agency; and Davidson Trust Co., a trust company.

Ownership of Davidson Companies

Ian B. Davidson                                      25%

Employee Stock Ownership
Plan ESOP (owned by the
Employees of Davidson
Companies)                                           32%

No other person owns more than 10% of its outstanding shares.

Considerations of the Board of Trustees
In Approving the New Sub-Advisory Agreement
And in Recommending its Approval by the Shareholders

     The Board of Trustees, at a meeting called and held for the purpose in December, 2004, approved the New Sub-Advisory Agreement and recommended that it be approved by the Fund's shareholders.

     The Board of Trustees noted that in March 2004 they had re-approved the former sub-advisory agreement, which has the same terms as the New Sub-Advisory Agreement, except as noted above. In connection with that renewal the following materials were considered:

o    The agreement to be renewed;

o    A term sheet describing the material terms of agreement;

o The report of the Manager containing data about the performance of the Fund, and data about the fees and expenses for the Fund and comparisons of such data with similar data about other comparable funds, and profitability of the former sub-adviser;

o The Trustees had also reviewed on a quarterly basis reports on the Fund's performance, operations, portfolio and compliance.

     In considering the former sub-advisory agreement, the Trustees also drew upon prior discussions with representatives of the Manager and former sub-adviser, at each quarterly meeting, of the Fund's performance and expenses and their familiarity with the personnel and resources of the former sub-adviser. The Trustees noted that the Fund had good performance and had enjoyed net new inflows of investments during 2003. In considering the nature and quality of the services provided by the former sub-adviser in relation to the fees and other benefits received, they concluded that the overall investment performance of the Fund had been satisfactory in the light of market conditions. They concluded that the sub-advisory fee paid by the Manager was fair and reasonable in relation to the services rendered and that the services rendered were satisfactory. Accordingly, the Trustees determined that renewal of the former sub-advisory agreement until April 30, 2005 was appropriate and it was approved by the unanimous vote of all of the Trustees, including all of the non-interested trustees. In considering approval of the New Sub-Advisory Agreement and recommending approval to the shareholders the Board of Trustees reviewed the foregoing materials and the materials they had received on a quarterly basis regarding the Fund during 2004. Although the materials listed above related to calendar year 2003, the Trustees viewed the reports of operations during the calendar year 2004 as not indicating that any material changes had occurred. The Trustees observed that since inception the Fund had been managed to achieve a high quality portfolio with somewhat shorter average maturities than its competition. They noted that the materials, copies of which were provided to the Trustees in advance of the meeting, indicated to the Trustees that compared to other Colorado funds the Fund has generally:

o Somewhat lower average annual total returns than its five largest Colorado peers for one-, five- and ten-year periods. This is attributable in part to the relatively shorter average maturity of the Fund's portfolio;

o Lower contractual management fees. The average fees of the Fund's Colorado competition (ten funds) and of all single state front-end load municipal bond funds nationally and all single-state front-end load municipal bond funds with $200 - $350 million in assets are generally higher than those paid by the Fund;

o Lower fund operating expenses. The average fund operating expenses for the ten competitive Colorado funds and all single state front-end load municipal bond funds nationally, and all single state front-end load municipal bond funds with $200 - $350 million in assets are generally higher than those of the Fund.

     The materials reviewed by the Board included the profitability of services to the Fund of the Manager, of the former sub-adviser and of the two on a combined basis. The Board considered that the profitability did not prevent approval of the New Sub-Advisory Agreement. The services provided to the Fund by the Manager and former sub-adviser were judged to be similar to those provided to other single state tax-free municipal bond funds.

     The Independent Trustees and their counsel met with senior management of Davidson Companies and reviewed with them the additional contractual provisions described above, which the Trustees and management had requested for the protection of the shareholders and the local quality of the Fund.

     On the basis of this review the Board of Trustees, including the independent Trustees, reached the following conclusions:

1. The Board of Trustees believes that the Fund has been well managed and has successfully achieved its objectives for the past 17 years. It has received good acceptance among investors and in the brokerages and financial planners community. The Board of Trustees considered that its chief goal in response to the change of ownership was to preserve the Fund's portfolio management strength. To this end, it insisted on retention of the terms of the former sub-advisory agreement with the addition of several new terms, described above, to maintain continuity of personnel and to retain local portfolio management.

2. The Board of Trustees was familiar with the costs and profitability of the former sub-adviser, having re-approved the former sub-advisory agreement in March, 2004. Since the operations of the new sub-adviser would use the same facilities and personnel, it was anticipated that initially the costs and profits would be essentially the same. Davidson Companies have advised the Board, however, that they believe they will be able to provide the same services on a more efficient basis, which may increase profitability to the new sub-adviser. The Board of Trustees intends to revisit the matter of profitability with its next annual renewal of the agreement.

3. The Board did not consider that attempting to achieve reductions in fees as a result of economies of scale as the Fund grows was appropriate at this time; it was determined to defer such considerations until such growth is more likely. The Fund has maintained a relatively constant size in terms of net assets in recent years. The recent increases in prevailing interest rates and the possibility of further increases may make it difficult to achieve substantial growth in net assets in the near future. The materials presented to the Board indicate that the Fund's expense level is relatively low on a competitive basis.

4. The Board noted that the new sub-adviser does not serve in a similar capacity for any other investment company.

5. On behalf of the Shareholders, the Board was primarily concerned with continuing the same local portfolio management that has served the Fund commendably since its inception. Comparisons with other possible providers were not considered useful or appropriate.

6. The new sub-adviser represented to the Board that it does not engage in so-called soft dollar arrangements.

Other Information About KPCM

     KPCM is a wholly-owned subsidiary of Davidson Investment Advisors, Inc., which is a wholly-owned subsidiary of Davidson Companies.

     The names, addresses and principal occupations of the principal executive officer and each director of KPCM are as follows:

     Name                     Position with KPCM



     The address of all of these individuals is


               Annual Fee Rates for the New Sub-Advisory Agreement

(Fee rates are annual rates as a percentage of the Fund's average daily net assets.)

Type of payment          Under arrangements           Under the
                         in effect before             New Sub-
                         termination of the           Advisory
                         former sub-advisory          Agreement
                             agreement

Sub-Advisory fee
(paid by the Adviser)     0.20 of 1%                0.20 of 1%

Advisory fee              0.50 of 1%                0.50 of 1%

Total Payments
by the Fund               0.50 of 1%                0.50 of 1%

     Since there is no change in fee arrangements from the former arrangements a table showing percentage change in fees is omitted.

Escrow Arrangements

     Until the New Sub-Advisory Agreement is approved by the shareholders of the Fund the fees earned by the new sub-adviser and paid by the Manager under the New Sub-Advisory Agreement will be held in an interest-bearing escrow account with a bank. If the shareholders approve the New Sub-Advisory Agreement, the amount in the escrow account (including interest earned) will be paid to the new sub-adviser within 30 days of such approval; if the Fund's shareholders do not approve the agreement the new sub-adviser will be paid within 30 days of the failure to receive approval, out of the escrow account, the lesser of:

(1) Any costs incurred in performing its responsibilities under the agreement during the intervening period (plus interest earned on that amount while in escrow); or

(2)  The total amount in the escrow account (plus interest earned).

     If this proposal is not approved by the shareholders the New Sub-Advisory Agreement will terminate on May 31, 2005. The Board of Trustees will consider what further action is appropriate, which could include calling another shareholder meeting.

Action Requested

THE BOARD OF TRUSTEES RECOMMENDS THAT THE NEW SUB-ADVISORY AGREEMENT DESCRIBED ABOVE BE APPROVED.

Vote Required

     The favorable vote of the holders of a majority (as defined in the 1940
Act) of the outstanding shares of the Fund is required for the approval of this Proposal No. 3. Under the 1940 Act, the vote of the holders of a majority of the outstanding shares of the Fund means the vote of the holders of the lesser of
(a) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of such shares are so present or represented, or (b) more than 50% of the outstanding shares of the Fund, with one (1) vote for each dollar (and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the record date) represented by full and fractional shares of all of the Fund's three outstanding classes of shares.

     If necessary or desirable, the meeting can be adjourned by the affirmative vote of a majority of the shares present in person or by proxy. In voting for an adjournment, the proxies will consider all relevant factors, including possible delay of receipt of proxies and whether or not a substantial number of negative votes have been cast with respect to any proposal. The proxies of shareholders who have voted by proxy against a proposal will be voted against adjournment.


                                   Receipt of
                              Shareholder Proposals

     Under the proxy rules of the Securities and Exchange Commission, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Fund's proxy statement and proxy card for a particular annual meeting. One of these conditions relates to the timely receipt by the Fund of any such proposal. Under these rules, proposals submitted for inclusion in the proxy material for the Fund's next annual meeting after the meeting to which this Proxy Statement relates must be received by the Fund not less than 120 days before the anniversary of the date stated in this Proxy Statement for the first mailing of this Proxy Statement. The date for such submission could change, depending on the scheduled date for the next annual meeting; if so, shareholders will be notified.

     The fact that the Fund receives a shareholder proposal in a timely manner does not insure its inclusion in the Fund's proxy material, since there are other requirements in the proxy rules relating to such inclusion.

                                 Other Business

     The Fund does not know of any other matter which will come up for action at the Meeting. If any other matter or matters properly come up for action at the Meeting, including any adjournment of the Meeting, the proxy holders will vote the shares which your proxy card, telephone or Internet vote entitles them to vote, in accordance with their judgment on such matter or matters, except as noted. That is, by signing and returning your proxy card or by voting by telephone or the Internet, you give the proxy holders discretionary authority as to any such matter or matters.

                                    APPENDIX

                            TAX-FREE FUND OF COLORADO
                             SUB-ADVISORY AGREEMENT


     THIS AGREEMENT, made as of December 12, 2004 by and between AQUILA INVESTMENT MANAGEMENT LLC (the "Manager"), 380 Madison Avenue, Suite 2300, New York, New York 10017, and KIRKPATRICK PETTIS CAPITAL MANAGEMENT, INC., 1600 Broadway, Suite 1100, Denver, CO 80202, (the "Future Sub-Adviser"),

                              W I T N E S S E T H :

     WHEREAS, TAX-FREE FUND OF COLORADO (the "Fund") is a Massachusetts business trust which is registered under the Investment Company Act of 1940 (the "Act") as an open-end, non-diversified management investment company;

     WHEREAS, the Manager acts as investment adviser with respect to the Fund pursuant to an Advisory and Administration Agreement dated October 31, 1997 between the Fund and Aquila Management Corporation (the "Advisory and Administration Agreement"), which agreement was assigned to the Manager effective January 1, 2004;

     WHEREAS, pursuant to paragraph 2 of the Advisory and Administration Agreement, Aquila Management Corporation has retained and the Manager continues to utilize Kirkpatrick Pettis Investment Management, Inc. (formerly named KPM Investment Management, Inc.) (the "Current Sub-Adviser"), 1600 Broadway, Suite 1100, Denver, CO 80202, for purposes of rendering investment advisory services to the Manager pursuant to a Sub-Advisory Agreement dated August 28, 2000 (the "Current Agreement") with respect to the Fund;

     WHEREAS, the Current Agreement is anticipated to be terminated by its terms upon its assignment (the "Assignment") effective as of the closing of the sale of the assets of the Current Sub-Adviser and sale of the outstanding stock of the Future Sub-Adviser to D.A. Davidson & Co. and Davidson Companies, respectively;

     WHEREAS, the parties desire that effective on the Assignment, the Future Sub-Adviser, which is an affiliated company of the Current Sub-Adviser, shall provide investment advisory services to the Manager and the Fund;

     WHEREAS, these services are to be provided on the same terms and conditions as the Current Agreement, in accordance with the conditions set forth in, and except for certain differences enumerated in, Rule 15a-4(b)(2) (the "Rule") promulgated by the Securities and Exchange Commission under the Act and except for certain additional differences as agreed by the parties; and

     WHEREAS, as provided in the Rule, this Agreement has been approved by the Board of Trustees of the Fund at meetings called and held for the purpose on September 11, 2004 and December 12, 2004 and will be submitted for approval by the shareholders of the Fund at a meeting anticipated to be held on or about March 10, 2005;

     NOW THEREFORE, in consideration of the mutual promises and agreements herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1. In General

     Effective as of the date of the Assignment, the Manager hereby appoints the Future Sub-Adviser to render, to the Manager and to the Fund, investment research and advisory services as set forth below under the supervision of the Manager and subject to the approval and direction of the Board of Trustees of the Fund. The Future Sub-Adviser shall, all as more fully set forth herein, act as managerial investment adviser to the Fund with respect to the investment of the Fund's assets, and supervise and arrange the purchase of securities for and the sale of securities held in the portfolio of the Fund.

2. Duties and Obligations of the Future Sub-Adviser With Respect To Investment of the Assets of the Fund

     (a) Subject to the succeeding provisions of this section and subject to the direction and control of the Manager and the Board of Trustees of the Fund, the Future Sub-Adviser shall:

          (i) supervise continuously the investment program of the Fund and the composition of its portfolio;

          (ii) determine what securities shall be purchased or sold by the Fund;

          (iii) arrange for the purchase and the sale of securities held in the portfolio of the Fund;

          (iv) at its expense provide for pricing of the Fund's portfolio daily using a pricing service or other source of pricing information satisfactory to the Fund and, unless otherwise directed by the Board of Trustees, provide for pricing of the Fund's portfolio at least quarterly using another such source satisfactory to the Fund; and

          (v) consult with the Manager in connection with its duties hereunder.

     (b) Any investment program furnished by the Future Sub-Adviser under this section shall at all times conform to, and be in accordance with, any requirements imposed by: (1) the Investment Company Act of 1940 (the "Act") and any rules or regulations in force thereunder; (2) any other applicable laws, rules and regulations; (3) the Declaration of Trust and By-Laws of the Fund as amended from time to time; (4) any policies and determinations of the Board of Trustees of the Fund; and (5) the fundamental policies of the Fund, as reflected in its registration statement under the Act or as amended by the shareholders of the Fund.

     (c) The Future Sub-Adviser shall give to the Manager and to the Fund the benefit of its best judgment and effort in rendering services hereunder, but the Future Sub-Adviser shall not be liable for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon (i) its own investigation and research or (ii) investigation and research made by any other individual, firm or corporation, if such purchase, sale or retention shall have been made and such other individual, firm or corporation shall have been selected in good faith by the Future Sub-Adviser.

     (d) Nothing in this Agreement shall prevent the Future Sub-Adviser or any affiliated person (as defined in the Act) of the Future Sub-Adviser from acting as investment adviser or manager for any other person, firm or corporation and shall not in any way limit or restrict the Future Sub-Adviser or any such affiliated person from buying, selling or trading any securities for its own or their own accounts or for the accounts of others for whom it or they may be acting, provided, however, that the Future Sub-Adviser expressly represents that, while acting as Future Sub-Adviser, it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations to the Fund under this Agreement.

     (e) In connection with its duties to arrange for the purchase and sale of the Fund's portfolio securities, the Future Sub-Adviser shall select such broker-dealers ("dealers") as shall, in the Future Sub-Adviser's judgment, implement the policy of the Fund to achieve "best execution," i.e., prompt, efficient, and reliable execution of orders at the most favorable net price. The Future Sub-Adviser shall cause the Fund to deal directly with the selling or purchasing principal or market maker without incurring brokerage commissions unless the Future Sub-Adviser determines that better price or execution may be obtained by paying such commissions; the Fund expects that most transactions will be principal transactions at net prices and that the Fund will incur little or no brokerage costs. The Fund understands that purchases from underwriters include a commission or concession paid by the issuer to the underwriter and that principal transactions placed through dealers include a spread between the bid and asked prices. In allocating transactions to dealers, the Future Sub-Adviser is authorized to consider, in determining whether a particular dealer will provide best execution, the dealer's reliability, integrity, financial condition and risk in positioning the securities involved, as well as the difficulty of the transaction in question, and thus need not pay the lowest spread or commission available if the Future Sub-Adviser determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the dealer, viewed either in terms of the particular transaction or the Future Sub-Adviser's overall responsibilities. If, on the foregoing basis, the transaction in question could be allocated to two or more dealers, the Future Sub-Adviser is authorized, in making such allocation, to consider whether a dealer has provided research services, as further discussed below. Such research may be in written form or through direct contact with individuals and may include quotations on portfolio securities and information on particular issuers and industries, as well as on market, economic, or institutional activities. The Fund recognizes that no dollar value can be placed on such research services or on execution services and that such research services may or may not be useful to the Fund and may be used for the benefit of the Future Sub-Adviser or its other clients.

     (f) The Future Sub-Adviser agrees to maintain, and to preserve for the periods prescribed, such books and records with respect to the portfolio transactions of the Fund as are required by applicable law and regulation, and agrees that all records which it maintains for the Fund on behalf of the Manager shall be the property of the Fund and shall be surrendered promptly to the Fund or the Manager upon request.

     (g) The Future Sub-Adviser agrees to furnish to the Manager and to the Board of Trustees of the Fund such periodic and special reports as each may reasonably request.

     (h) It is agreed that the Future Sub-Adviser shall have no responsibility or liability for the accuracy or completeness of the Fund's Registration Statement under the Act and the Securities Act of 1933, except for information supplied by the Future Sub-Adviser for inclusion therein. The Future Sub-Adviser shall promptly inform the Fund as to any information concerning the Future Sub-Adviser appropriate for inclusion in such Registration Statement, or as to any transaction or proposed transaction which might result in an assignment (as defined in the Act) of this Agreement.

     (i) The Future Sub-Adviser shall not be liable for any error in judgment or for any loss suffered by the Fund or its security holders in connection with the matters to which this Agreement relates, except a loss resulting from wilful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Nothing in this Agreement shall, or shall be construed to, waive or limit any rights which the Fund may have under federal and state securities laws which may impose liability under certain circumstances on persons who act in good faith.

     (j) To the extent that the Manager is indemnified under the Fund's Declaration of Trust with respect to the services provided hereunder by the Future Sub-Adviser, the Manager agrees to provide the Future Sub-Adviser the benefits of such indemnification.

3.  Allocation of Expenses

     The Future Sub-Adviser shall bear all of the expenses it incurs in fulfilling its obligations under this Agreement. In particular, but without limiting the generality of the foregoing: the Future Sub-Adviser shall furnish, at the Future Sub-Adviser's expense, all office space, facilities, equipment and clerical personnel necessary for carrying out its duties under this Agreement. The Future Sub-Adviser shall supply, or cause to be supplied, to any investment adviser, administrator or principal underwriter of the Fund all necessary financial information in connection with such adviser's, administrator's or principal underwriter's duties under any agreement between such adviser, administrator or principal underwriter and the Fund. The Future Sub-Adviser will also pay all compensation of the Fund's officers, employees, and Trustees, if any, who are affiliated persons of the Future Sub-Adviser.

4. Compensation of the Future Sub-Adviser

     (a) The Manager agrees to pay the Future Sub-Adviser, and the Future Sub-Adviser agrees to accept as full compensation for all services rendered by the Future Sub-Adviser as such, a management fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day at the annual rate of 0.20 of 1% of such net asset value.

     (b) Until this agreement is approved by a vote of the holders of a "majority" (as defined in the Act) of the outstanding voting securities of the Fund in accordance with the Rule, the fees earned by the Future Sub-Adviser and paid by the Manager hereunder will be held in an interest-bearing escrow account with the Fund's custodian or a bank; if a majority of the Fund's outstanding voting securities approve a contract with the Future Sub-Adviser by the end of the 150-day period provided in the Rule, the amount in the escrow account (including interest earned) will be paid to the Future Sub-Adviser within 30 days of such approval; and if a majority of the Fund's outstanding voting securities do not approve a contract with the Future Sub-Adviser, the Future Sub-Adviser will be paid within 30 days of the failure to receive approval, out of the escrow account, the lesser of:

     (1) Any costs incurred in performing the interim contract (plus interest earned on that amount while in escrow); or

     (2)  The total amount in the escrow account (plus interest earned).

5. Duration and Termination

     (a) This Agreement shall become effective on the termination of the Current Agreement and shall, unless terminated as hereinafter provided, continue in effect until the April 30 next preceding the first anniversary of the effective date of this Agreement, and from year to year thereafter, but only so long as such continuance is specifically approved at least annually (1) by a vote of the Fund's Board of Trustees, including a vote of a majority of the Trustees who are not parties to this Agreement or "interested persons" (as defined in the Act) of any such party, with votes cast in person at a meeting called for the purpose of voting on such approval, or (2) by a vote of the holders of a "majority" (as so defined) of the outstanding voting securities of the Fund and by such a vote of the Trustees.

     (b) This Agreement may be terminated by the Future Sub-Adviser at any time without penalty upon giving the Manager and the Fund sixty days' written notice (which notice may be waived). This Agreement may be terminated by the Manager or the Fund at any time without penalty upon giving the Future Sub-Adviser sixty days' written notice (which notice may be waived by the Future Sub-Adviser), provided that such termination by the Fund shall be directed or approved by a vote of a majority of its Trustees in office at the time or by a vote of the holders of a majority (as defined in the Act) of the voting securities of the Fund outstanding and entitled to vote. This Agreement shall automatically terminate in the event of its assignment (as defined in the Act) or the termination of the Advisory and Administration Agreement.

     (c) As provided in the Rule, this Agreement shall also terminate automatically unless it is approved by a vote of the holders of a majority (as defined in the Act) of voting securities of the Fund outstanding and entitled to vote at a meeting to be held on or before the 150th day following termination of the Current Agreement. Until this Agreement is so approved, the Fund's Board of Trustees or a majority of the Fund's outstanding voting securities may terminate the contract at any time, without the payment of any penalty, on not more than 10 calendar days' written notice to the Future Sub-Adviser.

6. Additional Undertakings of Future Sub-Adviser

     (a) The Future Sub-Adviser, under the supervision of the Manager, shall provide at its expense portfolio management particularly qualified to manage investments in which the Fund primarily invests, and such portfolio management personnel shall be principally located in the state of issuers of such investments. Such portfolio management personnel shall consist upon the effectiveness of this Agreement of the portfolio manager and the credit committee listed on Appendix A attached hereto. The Future Sub-Adviser shall assure that the portfolio manager and credit committee shall be provided with appropriate resources for the performance of their functions hereunder. For at least three years after the Assignment, any change of personnel, and any change of arrangements materially adversely affecting the provision of portfolio management services hereunder, shall be reported immediately to the Manager and, unless beyond the control of the Future Sub-Adviser, shall be permissible only if acceptable to the Board of Trustees of the Fund.

     (b) For at least five years after the Assignment, the business name of the Future Sub-Adviser shall include the words "Kirkpatrick Pettis," all material referring to the Future Sub-Adviser in connection with the Fund shall include that name, and the Buyer shall cause all investment advisory services performed on behalf of the Fund to be provided in association with that name.

     (c) For the duration of this Agreement, the Future Sub-Adviser shall not cause or permit any Advised Investment Company, as hereafter defined, to offer or sell its shares directly to retail customers, but shall restrict such offers or sales to institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity. An Advised Investment Company is an investment company registered under the Investment Company Act of 1940 which (i) is provided with portfolio management by the Future Sub-Adviser or any affiliate thereof; and (ii) invests in municipal securities issued by the State of Colorado or its political subdivisions.

     (d) Notwithstanding anything in this Section 6, either party may terminate this Agreement in accordance with the provisions of Section 5 of this Agreement.

7. Notices of Meetings

     The Manager agrees that notice of each meeting of the Board of Trustees of the Fund will be sent to the Future Sub-Adviser. The Future Sub-Adviser will make appropriate arrangements for the attendance (as persons present by invitation) of such person or persons as the Future Sub-Adviser may designate.

     IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by their duly

                   [balance of page intentionally left blank] authorized officers and their seals to be hereunto affixed, all as of the day and year first above written.




ATTEST:                             AQUILA INVESTMENT MANAGEMENT LLC




                                    By:


ATTEST:                             KIRKPATRICK PETTIS CAPITAL MANAGEMENT, INC.




                                    By




The performance of the undertakings of the Future Sub-Adviser under the foregoing agreement is hereby guaranteed as of January 1, 2005:


ATTEST:                             DAVIDSON COMPANIES



BY                                  By:

                                   Appendix A

Portfolio Manager:

Christopher B. Johns


Credit Committee:

Rodney D. Cerny
Samuel C. Doyle
Christopher B. Johns
Kreg A. Jones
John L. Maginn
L. Jack Petersen
Robert M. Schultz



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                                IMPORTANT NOTICE
                             PLEASE READ IMMEDIATELY


                            Tax-Free Fund of Colorado

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           to be held on March 10, 2005

                                 PROXY STATEMENT


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THE AQUILASM GROUP OF FUNDS
380 MADISON AVENUE, SUITE 2300
NEW YORK, NY  10017

VOTE BY TELEPHONE OR INTERNET OR MAIL
24 Hours a day, 7 days a week

         TELEPHONE
         1-888-221-0697

     To vote your shares by telephone, call toll free 1-888-221-0697. Follow the simple recorded instructions using this proxy card as a guide. If you vote by phone, you need not return the proxy card by mail.

         INTERNET VOTING
         www.proxyweb.com/aquila

     To vote your shares by the Internet, contact the Fund at www.proxyweb.com/aquila. Follow the simple instructions at the website, using your proxy card as a guide. If you vote by the Internet, you need not return the proxy card by mail.

         MAIL

     You can vote your shares by completing and returning this proxy card. Please mark your proxy, date and sign it below and return it promptly in the accompanying envelope which requires no postage if mailed in the United States.

Please fold and detach card at perforation before mailing.

                             Aquilasm Group of Funds
                            Tax-Free Fund of Colorado


                  Proxy for Shareholder Meeting March 10, 2005
               Proxy Solicited on Behalf of the Board of Trustees

     The shareholder(s) of Tax-Free Fund of Colorado (the "Fund") whose signature(s)appear(s) below does/do hereby appoint LACY B. HERRMANN, DIANA P. HERRMANN and EDWARD M. W. HINES, or any of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of the Fund to be held on Thursday, March 10, 2005 at the Hyatt Regency Denver Tech Center, 7800 E. Tufts Avenue, Denver, CO, at 10:00 a.m. Mountain Standard Time, and at all adjournments thereof, and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed on the reverse side. Such shares are entitled to one vote for every dollar of net asset value represented by the share balance printed below.

Please read the proxy statement prior to voting.

Annual Meeting Attendance

We encourage you to attend the Annual Meeting of Shareholders. If you can join us, please so indicate on the proxy card or e-mail us at info@aquilafunds.com


Address changes/comments: _______________________________
_________________________________________________________
_________________________________________________________

(If you noted any address changes/comments above, please mark corresponding box on other side.)

Dated: __________________, 2005


_________________________________
 Signature(s) (SIGN IN THE BOX)


PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS PROXY CARD. When signing as a custodian, attorney, executor, administrator, trustee, guardian, etc., please sign your full title as such. Joint owners should each sign.

Tax-Free Fund of Colorado

Please fill in box(es) as shown using black or blue ink or number 2 pencil.
  [X]  PLEASE DO NOT USE FINE POINT PENS

1.  Election of Trustees

1) Tucker Hart Adams; 2) Thomas A. Christopher; 3) Gary C. Cornia; 4)Diana P. Herrmann*; 5) John C. Lucking; 6) Anne J. Mills; 7) J. William Weeks

                  * interested Trustee

                __
               [__]       FOR ALL
                __
               [__]       WITHHOLD ALL
                __
               [__]       FOR ALL EXCEPT


__________________


INSTRUCTION: To withhold authority to vote for one or more (but not all) nominees, mark "FOR ALL EXCEPT" and write the nominee number(s) and/ or name(s) on the line above.


[bolded in printed form]

Management recommends a vote FOR all nominees listed above and FOR the proposals listed below. The shares represented hereby will be voted as indicated at right or FOR if no choice is indicated.


2. Action on selection of KPMG LLP as independent registered public accounting firm.
                      (Proposal No.2 in Proxy Statement)
                       __             __            __
                  FOR [__]  AGAINST  [__]  ABSTAIN [__]


3.  Action on proposed Sub-Advisory Agreement.

                      (Proposal No.3 in Proxy Statement)
                        __             __            __
                   FOR [__]  AGAINST  [__]  ABSTAIN [__]


As to any other matter said proxies shall vote in accordance with their best judgment.

                                                              __
   I plan to attend the annual meeting in Denver             [__]

                                                              __
I plan to attend the outreach meeting in Colorado Springs    [__]

For address changes and/or comments, please check the box at right and write
them on the front where indicated.                             _
                                                              [_]

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE.